November 18, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549
Attention:  Office of Filings, Information & Consumer Services

RE:	Global X Funds (“Trust”) File Nos. 333-151713, 811-22209

Ladies and Gentlemen:

On behalf of the Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information as supplemented, dated October 28, 2011, to the Prospectus dated March 1, 2011, for the Global X FTSE Denmark 20 ETF and the Global X FTSE Finland 25 ETF (the “Funds”).  The purpose of the filing is to submit the 497(e) filing dated October 28, 2011 (Accession No. 0001144204-11-059934) in XBRL for the Fund.

If you have any questions regarding this filing, please contact me at (704) 806-2387.

Sincerely, /s/ Daphne Tippens Chisolm Law Offices of DT Chisolm, PC